SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 |_|

Filed by a party other than the Registrant              |X|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to Section 240.14a-12

                              THE KOREA FUND, INC.
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                (Name of Registrant as Specified In its Charter)

                       CITY OF LONDON INVESTMENT GROUP PLC
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                              THE KOREA FUND, INC.
                       2004 ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED ON BEHALF OF CITY OF LONDON
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                      OR MANAGEMENT OF THE KOREA FUND, INC.

      The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of The Korea Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders of the Fund, and at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

      The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

                (Continued and to be signed on the reverse side)

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            CITY OF LONDON RECOMMENDS A VOTE FOR THE ELECTION OF ITS
                 INDEPENDENT NOMINEES TO THE BOARD AND FOR THE
                STOCKHOLDER PROPOSAL TO TERMINATE THE INVESTMENT
                             MANAGEMENT AGREEMENT.

1.    Election of Directors.

      Nominees (Class I) to serve until the year 2007 Annual Meeting:

      ELECTION OF JULIAN REID (AN INDEPENDENT NOMINEE): To elect Julian Reid as a Class I director of the Fund

      ELECTION OF CHRIS RUSSELL (AN INDEPENDENT NOMINEE): To elect Chris Russell as a Class I director of the Fund

      To vote, please mark a block below in blue or black ink as follows: X

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      TO VOTE FOR all of the nominees                  TO VOTE TO WITHHOLD
      listed above (except as set forth                AUTHORITY for all of the
      to the contrary below) |_|                       nominees listed above |_|
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      (INSTRUCTION: TO VOTE TO WITHHOLD AUTHORITY for any individual nominee(s), write the name of such nominee(s) on the space provided below.)

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2.    To vote on a stockholder's proposal that the investment management agreement, between the Fund and Deutsche Investment Management Americas Inc., as currently in effect as of the date hereof, be terminated immediately.

      FOR |_|                       AGAINST |_|                      ABSTAIN |_|

3. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD AND FOR THE TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENT.

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      Dated:
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      Please Sign Exactly As Name Appears On This Proxy.


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      (signature)


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      (signature, if held jointly)


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      (title)

      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MORROW & CO., INC. TOLL
                             FREE AT 800-607-0088.